EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


         In connection with the Quarterly Report of Morgan Creek Energy Corp. (the "Company") on Form 10-QSB for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Marcus M. Johnson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 10, 2006



                                        By: /s/ MARCUS M. JOHNSON
                                            _____________________________
                                                Marcus M. Johnson
                                                President and Chief
                                                Executive Officer